SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 1997.

                          OWENS CORNING
      (Exact name of registrant as specified in its charter)


Delaware                   1-3660                        34-4323452

(State or other            (Commission File Number)      (IRS Employer
jurisdiction                                             Identification No.)
of incorporation)


One Owens Corning Parkway                                43659
Toledo, Ohio                                             (Zip Code)
(Address of principal executive offices)


                          (419) 248-8000
       (Registrant's telephone number, including area code)




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Item 5.   Other Events.

      (a) On October 1, 1997, Owens Corning (the "Company") acquired substantially all of the assets, properties and business of AmeriMark Building Products, Inc., Wolverine Coil Coating, Inc. and RBP, Inc. (collectively, "AmeriMark") pursuant to an asset purchase agreement among the Company and AmeriMark. The press release of the Company relating to the acquisition is attached hereto as an exhibit and is incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits

    (c)  Exhibits

         The exhibits accompanying this report are listed in the accompanying Exhibit Index.




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                         SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 OWENS CORNING
                                 Registrant

                                 By:  /s/ David W. Devonshire
                                 David W. Devonshire
                                 Senior Vice President and
                                 Chief Financial Officer


Dated: October 2, 1997




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                        EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit No.         Exhibit

99(a)               Press Release of Owens Corning dated October 2, 1997.